UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2004
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                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                 0-31565                 06-1377322
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 (State or other jurisdiction    (Commission File         (I.R.S. Employer
       of incorporation or            Number)            Identification No.)
         organization)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
   [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)
   [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))


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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


ITEM 5.02(b)   Departure of Directors or Principal Officers
               --------------------------------------------

               On October 15, 2004, Joseph L. Mancino, Co-Chairman of the Boards of Directors of New York Community Bancorp, Inc. and New York Community Bank (the "Bank"), and Chairman and Chief Executive Officer of the Roslyn Savings Bank Division of New York Community Bank, gave notice that he will retire from those positions as of November 15, 2004. Mr. Mancino will continue as a member of the Boards of Directors of both New York Community Bancorp, Inc. and New York Community Bank.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date : October 21, 2004                NEW YORK COMMUNITY BANCORP, INC.
       ----------------                --------------------------------

                                       /s/ Joseph R. Ficalora
                                           ------------------
                                           Joseph R. Ficalora
                                           President and Chief Executive Officer